EXECUTIVE INVESTORS TRUST
                        Supplemental dated July 31, 1997
                       to Prospectus dated April 30, 1997


1. The following table is part of the "Financial Highlights" on pages 4 and 5:

                                                                        Average Monthly       Average Monthly
                                                      Amount of Debt    Amount of Debt        Number of Shares    Average Amount of
Insured Tax                                           Outstanding at     Outstanding            Outstanding         Debt Per Share
Exempt Fund                                           End of Period    During the Period     During the Period     During the Period
-----------                                           -------------    -----------------     -----------------     -----------------
7/26/90* to 12/31/90 ...........................      $ 239,223           $  39,871               52,282              $   0.76

1991 ...........................................           --                32,701              200,690                  0.16

1992 ...........................................           --                  --                410,953                    --

1993 ...........................................           --                18,126              582,792                  0.03

1994 ...........................................           --                  --                771,907                    --

1995 ...........................................           --                73,200              879,202                  0.08

1996 ...........................................           --                 4,009            1,081,638                    --


*Commencement of operations



2. The following should be added to "Purchase of Shares-Waivers of Sales
Charges:"

Sales charges do not apply to any purchase by an FIC Representative, or by the spouse, children, grandchildren, parent or grandparent of any such person.